                                                                   EXHIBIT 99.1

                               IFCO Systems N.V.

                             Letter of Transmittal
                                      for
                           Tender of All Outstanding
              Series A 10 5/8% Senior Subordinated Notes Due 2010
                                in Exchange for
              Series B 10 5/8% Senior Subordinated Notes Due 2010

       The Exchange Offer will expire at 5:00 p.m., New York City time,
            on      , 2000, unless extended (the "Expiration Date")

       Outstanding Notes tendered in the Exchange Offer may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date

                        Deliver to the Exchange Agent:
                             The Bank of New York

             By Mail:               By Facsimile Transmission:   By Hand or Overnight Delivery:
       The Bank of New York             44-207-964-6369               The Bank of New York
         30 Cannon Street            Attention: Emma Wilkes             30 Cannon Street
     London EC4M 6XH England         Confirm by Telephone:          London EC4M 6HX England
      Attention: Emma Wilkes            44-207-964-7284              Attention: Emma Wilkes
                                          Emma Wilkes

                         For Information by Telephone
                                (call collect)
                           (212) 851-5919 (New York)
                                      or
                           44-207-964-7284 (London)

   Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

   The undersigned hereby acknowledges receipt and review of the prospectus
dated        , 2000 of IFCO Systems N.V. ("IFCO Systems") and this Letter of
Transmittal, which together describe IFCO Systems' offer (the "Exchange Offer") to exchange its Series B 10 5/8% Senior Subordinated Notes due 2010 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, pursuant to a registration statement of which the prospectus is a part, for an equal principal amount of its issued and outstanding Series A 10 5/8% Senior Subordinated Notes due 2010 (the "Outstanding Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the prospectus.

   IFCO Systems reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion. "Expiration Date" shall then mean the latest date to which the Exchange Offer is extended. IFCO Systems shall notify the holders of the Outstanding Notes of any extension by announcement thereof, before 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

   This Letter of Transmittal is to be used by a holder of Outstanding Notes if original Outstanding Notes are to be forwarded with this Letter of Transmittal or if an Agent's Message is to be used if delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at a book-entry transfer facility (a "Book-Entry Transfer Facility") pursuant to the procedures set forth in the prospectus under the caption "The Exchange Offer--Procedures for Tendering Your Notes." Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

   The term "holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of IFCO Systems or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

   Please read the entire letter of transmittal and the prospectus carefully before checking any box below.

   The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal may be directed to the Exchange Agent.

   List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

                   Description of Outstanding Notes Tendered

---------------------------------------------------------------------------------------------------------------------
    Name(s) and Address(es) of Registered Holders         Certificate     Aggregate Principal  Total Principal Amount
  exactly as Names(s) appear(s) on Outstanding Notes      Number(s) of     Amount Represented   of Outstanding Notes
              (please fill in if blank)                Outstanding Notes* by Outstanding Notes       Tendered**
---------------------------------------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------
                                  --------------------------------------------------------------------------
                                  --------------------------------------------------------------------------
                                  --------------------------------------------------------------------------
                                  --------------------------------------------------------------------------
                                  --------------------------------------------------------------------------

 *   Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by the Outstanding Notes. All tenders must be in integral multiples of 1,000.

[_] Check here if tendered Outstanding Notes are enclosed herewith.

[_] Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with a Book-Entry Transfer Facility and complete the following:

   Name(s) of Tendering Institution: __________________________________________
   Name of Book-Entry Transfer Facility: ______________________________________
   Account Number: ____________________________________________________________
   Transaction Code Number: ___________________________________________________

[_] Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto:

   Name: ______________________________________________________________________
   Address: ___________________________________________________________________

                       Signatures must be provided below
              Please read the accompanying instructions carefully

Ladies and Gentlemen:

   Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to IFCO Systems for exchange the principal amount of Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns, and transfers to IFCO Systems all right, title, and interest in and to the Outstanding Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of IFCO Systems in connection with the Exchange Offer) with respect to the tendered Outstanding Notes with full power of substitution to (1) deliver the Outstanding Notes, or transfer ownership of the Outstanding Notes on the account books maintained by a Book-Entry Transfer Facility, to IFCO Systems and deliver all accompanying evidences of transfer and authenticity, and (2) present the Outstanding Notes for transfer on the books of IFCO Systems and receive all benefits and otherwise exercise all rights of beneficial ownership of the Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Outstanding Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of the tendered Outstanding Notes, and that IFCO Systems will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by IFCO Systems.

   The undersigned acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the SEC, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter"), and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold, and otherwise transferred by holders thereof (other than (1) a broker-dealer who purchased Outstanding Notes exchanged for the Exchange Notes directly from IFCO Systems to resell pursuant to Rule 144A or any other available exemption under the Securities Act and (2) an affiliate of IFCO Systems), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the Exchange Notes are acquired in the ordinary course of the holders' business and the holders are not participating in, and have no arrangement with any person to participate in, the distribution of the Exchange Notes. The undersigned specifically represents to IFCO Systems that
(1) any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby are being acquired in the ordinary course of business of the person receiving the Exchange Notes, whether or not the undersigned, (2) the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of Exchange Notes, and (3) neither the undersigned nor any other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of IFCO Systems or a broker-dealer tendering Outstanding Notes acquired directly from IFCO Systems for its own account.

   If the undersigned or the person receiving the Exchange Notes is a broker-dealer that is receiving Exchange Notes for its own account pursuant to the Exchange Offer, the undersigned acknowledges that it or the other person will deliver a prospectus in connection with any resale of the Exchange Notes. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (1) the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or
Item 508, as applicable, of Regulation S-K of the SEC, and (2) a broker-dealer that delivers a prospectus to purchasers in connection with the resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the Registration Rights Agreement with respect to the Outstanding Notes (including certain indemnification rights and obligations).

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or IFCO Systems to be necessary or desirable to complete the exchange, assignment, and transfer of the

Outstanding Notes tendered hereby, including the transfer of the Outstanding Notes on the account books maintained by a Book-Entry Transfer Facility.

   For purposes of the Exchange Offer, IFCO Systems shall be deemed to have accepted for exchange validly tendered Outstanding Notes when, as, and if IFCO Systems gives oral or written notice thereof to the Exchange Agent. Any tendered Outstanding Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

   All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity, or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors, and assigns.

   The undersigned acknowledges that IFCO Systems' acceptance of properly tendered Outstanding Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Your Notes" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and IFCO Systems upon the terms and subject to the conditions of the Exchange Offer. The undersigned further acknowledges its obligations under the Registration Rights Agreement as applicable to the Exchange Offer and the Registration Statement of which the prospectus is a part.

   Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any Outstanding Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). If both the "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that IFCO Systems has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if IFCO Systems does not accept for exchange any of the Outstanding Notes tendered for exchange.

_____________________________________     _____________________________________
    Special Issuance Instructions             Special Delivery Instructions
     (See Instructions 5 and 6)                 (See instructions 5 and 6)
-------------------------------------     -------------------------------------
 To be completed only if (1)               To be completed only if
 Outstanding Notes in a principal          Outstanding Notes in a principal
 amount not tendered, or Exchange          amount not tendered, or Exchange
 Notes issued in exchange for              Notes issued in exchange for
 Outstanding Notes accepted for            Outstanding Notes accepted for
 exchange, are to be issued in the         exchange, are to be mailed or
 name of someone other than the            delivered to someone other than
 undersigned or (2) Outstanding            the undersigned, or to the
 Notes tendered by book-entry              undersigned at an address other
 transfer that are not exchanged           than that shown below the
 are to be reissued by credit to an        undersigned's signature.
 account maintained at a Book-Entry
 Transfer Facility.

____________________________________      _____________________________________

Issue Exchange Notes And/or                Mail or deliver Exchange Notes
Outstanding Notes to:                      and/or Outstanding Notes to:

Name: _____________________________        Name: _____________________________
       (Please Type or Print)                    (Please Type or Print)


Address: __________________________        Address: __________________________

___________________________________        ___________________________________

___________________________________        ___________________________________
         (Include Zip Code)                        (Include Zip Code)

___________________________________        ___________________________________
    (Complete Substitute Form W-9             (Tax Identification or Social
               Below)                               Security Number)
___________________________________
    (Tax Identification or Social
          Security Number)
____________________________________      _____________________________________

_______________________________________________________________________________
                           Part 1--PLEASE PROVIDE           Social Security
                           YOUR TIN IN THE BOX AT              Number or
                           RIGHT AND CERTIFY BY                Employer
                           SIGNING AND DATING BELOW.        Identification
                                                                Number
                                                         ---------------------
                          -----------------------------------------------------

 SUBSTITUTE                Part 2--Certification--Under penalties of perjury,
 Form W-9                  I certify that:

 Department of the         (1) The number shown on this form is my correct
 Treasury                      Taxpayer Identification Number (or I am
 Internal Revenue              waiting for a number to be issued to me) and
 Service
                           (2) I am not subject to backup withholding
                               because I am exempt from backup withholding, I have not been notified by the Internal
                               Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                           _____________________________________________________

 Payer's Request for       Certification Instructions--      Part 3--Awaiting
 Taxpayer Identification   You must cross out item (2) in    TIN [_]
 Number ("TIN")            Part 2 above if you have been
                           notified by the IRS that you      Please complete
                           are currently subject to          the Certificate
                           backup withholding as a result    of Awaiting
                           of failure to report all          Taxpayer
                           interest and dividends on your    Identification
                           tax return.                       below

                           Signature ________________ Date _________

________________________________________________________________________________

Note: Failure to complete and return this form may result in backup withholding of 31% of any payments made to you pursuant to the exchange offer. Please review the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional details.

   You must complete the following certificate if you checked the box in Part 3 of the Substitute Form W-9

            Certificate of Awaiting Taxpayer Identification Number

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


 ------------------------------------   -----------------------------------
 Signature                              Date


                    Certificate For Foreign Record Holders

    Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).


 ------------------------------------   -----------------------------------
 Signature                              Date

[_]Credit unexchanged Outstanding Notes delivered by book-entry transfer to a Book-Entry Transfer Facility account set forth below:

   Book-Entry Transfer Facility: ______________________________________________
   Account Number: ____________________________________________________________

                                   Important
                               Please sign here
                  (Complete accompanying Substitute Form W-9)

X _____________________________________________________________________________

X _____________________________________________________________________________
           (Signature(s) of Registered Holders of Outstanding Notes)

Dated:      , 2000

   (The above lines must be signed by the registered holder(s) of Outstanding Notes as name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all the holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then the person must (1) set forth his or her full title below and (2) unless waived by IFCO Systems, submit evidence satisfactory to IFCO Systems of the person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s): ______________________________________________________________________

-------------------------------------------------------------------------------
                            (Please Type or Print)

Capacity: _____________________________________________________________________

Address: ______________________________________________________________________

-------------------------------------------------------------------------------
                              (Include Zip Code)

Area Code and Telephone Number: _______________________________________________

                         Medallion Signature Guarantee
                         (If required by Instruction 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                          (Address, Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated:     , 2000

                                 Instructions

        Forming part of the terms and conditions of the Exchange Offer

   1. Delivery of this Letter of Transmittal and Outstanding Notes or Book-Entry Confirmation. All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility of Outstanding Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein before 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal, and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Outstanding Notes should be sent to IFCO Systems.

   2. Tender of Holder. Only a holder of Outstanding Notes may tender the Outstanding Notes in the Exchange Offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on the beneficial holder's behalf or must, before completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in the holder's name or obtain a properly completed bond power from the registered holder.

   3. Partial Tenders. Tenders of Outstanding Notes will be accepted only in an initial amount of (Euro)50,000 and thereafter in integral multiples of
(Euro)1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Outstanding Notes Tendered" above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and Exchange Notes issued in exchange for any Outstanding Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Outstanding Notes are accepted for exchange.

   4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in a Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

   If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Outstanding Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered holder, the holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, the holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Outstanding Notes listed, the Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Outstanding Notes.

   If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, those persons should so indicate when signing, and, unless waived by IFCO Systems, evidence satisfactory to IFCO Systems of their authority to act must be submitted with this Letter of Transmittal.

   Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

   No signature guarantee is required if (1) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Notes tendered herein (or by a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Outstanding Notes) and the Exchange Notes are to be issued directly to the registered holder(s) (or, if signed by a participant in a Book-Entry Transfer Facility, deposited to the participant's account at a Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (2) the Outstanding Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

   5. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at a Book-Entry Transfer Facility) to which Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   6. Transfer Taxes. IFCO Systems will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of the transfer taxes will be billed directly to the tendering holder.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

   7. Tax Identification Number. Federal income tax law requires that a holder of any Outstanding Notes which are accepted for exchange must provide IFCO Systems (as payer) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If IFCO Systems is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   To prevent backup withholding, each tendering holder must provide the holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that the holder is awaiting a TIN), and that (1) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

   IFCO Systems reserves the right in its sole discretion to take whatever steps are necessary to comply with IFCO Systems' obligations regarding backup withholding.

   8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Outstanding Notes will be determined by IFCO Systems in its sole discretion, which determination will be final and binding. IFCO Systems reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes IFCO Systems' acceptance of which would, in the opinion of IFCO Systems or its counsel, be unlawful. IFCO Systems also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities in tenders as to particular Outstanding Notes. IFCO Systems' interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as IFCO Systems shall determine. Neither IFCO Systems, the Exchange Agent, nor any person shall be under any duty to give notification of defects or irregularities with regard to tenders of Outstanding Notes nor shall any of them incur any liability for failure to give notification.

   9. Waiver of Conditions. IFCO Systems reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the prospectus.

   10. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Outstanding Notes on transmittal of this Letter of Transmittal will be accepted.

   11. Mutilated, Lost, Stolen, or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

   12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

   13. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the prospectus under the caption "The Exchange Offer--Withdrawal Rights."

Important:  This manually signed Letter of Transmittal or a manually signed facsimile hereof (together with the Outstanding Notes delivered by Book-Entry Transfer or in original hard copy form) must be received by the Exchange Agent before the Expiration Date.

            Guidelines for Certification of Taxpayer Identification
                         Number on Substitute Form W-9
             (Section References are to The Internal Revenue Code)

   Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security Numbers have nine digits separated by two hyphens (i.e., 000-00-0000). Employer Identification Numbers have nine digits separated by only one hyphen (i.e., 00-0000000). The table below will help determine the type of number to give the payer.

  For this type of Account:                                 Give the Social Security Number of:
---------------------------------------------------------------------------------------------------
   1. Individual                                            the individual
---------------------------------------------------------------------------------------------------
   2. Two or more individuals (joint account)               the actual owner of the account or, if
                                                            combined funds, the first individual on
                                                            the account (1)
---------------------------------------------------------------------------------------------------
   3. Custodian account of a minor (Uniform Gift to         the minor (2)
    Minors Act)
---------------------------------------------------------------------------------------------------
   4. a. The usual revocable savings trust (grantor is also the grantor-trustee (1)
    trustee
    b. So-called trust account that is not a legal or valid the actual owner (1)
    trust under state law
---------------------------------------------------------------------------------------------------
   5. Sole Proprietorship                                   the owner (3)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                            Give the Employer Identification Number
  For this type of account:                                 of:
---------------------------------------------------------------------------------------------------
   6. A valid trust, estate or pension trust                the legal entity (4)
---------------------------------------------------------------------------------------------------
   7. Corporate                                             the corporation
---------------------------------------------------------------------------------------------------
   8. Association, club, religious, charitable, educational the organization or other tax exempt organization
---------------------------------------------------------------------------------------------------
   9. Partnership                                           the partnership
---------------------------------------------------------------------------------------------------
  10. A broker or registered nominee                        the broker or nominee
---------------------------------------------------------------------------------------------------
  11. Account with the Department of Agriculture in the     the public entity
    name of a public entity (such as a state or local
    government, school district or prison)
    that receives agricultural program payments

--------
(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Show your individual name. You may also enter your business name. You may use either your SSN or EIN.
(4) List first and circle the name of the valid trust, estate or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity is not designated in the account title.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

   Name. If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security
Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

   Obtaining a Number. If you don't have a TIN, apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card, from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from your local IRS office.

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

   Payees And Payments Exempt From Backup Withholding. The following is a list of payees generally exempt from backup withholding and or which no information reporting is required. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, payees listed in
(1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation (except certain hospitals described in Regulations Section 1.6041-3(c)) that provides medical and health care services or bills and collects payments for those services is not exempt from backup withholding or information reporting.

   (1) A corporation.

   (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

   (3) The United States or any of its agencies or instrumentalities.

   (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivision or instrumentalities.

   (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

   (6) An international organization or any of its agencies or instrumentalities.

   (7) A foreign central bank of issue.

   (8) A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

   (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

  (10) A real estate investment trust.

  (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

  (12) A common trust fund operated by a bank under section 584(a).

  (13) A financial institution.

  (14) A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

  (15) A trust exempt from tax under section 664(c) or described in section 4947(a)(1).

   Payments of dividends generally not subject to backup withholding include the following:

  .  Payments to nonresident aliens subject to withholding under section
     1441.

  . Payments to partnerships not engaged in a trade or business in the U.S. and that have a least one nonresident alien partner.

  .  Payments made by certain foreign organizations.

  .  Payments of patronage dividends not paid in money.

  .  Section 404(k) payments made by an ESOP.

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

   Payments of interest generally not subject to backup withholding include the following:

  . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

  . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  .  Payments described in section 6049(b)(5) to nonresident aliens.

  .  Payments on tax-free covenant bonds under section 1451.

  .  Payments made by certain foreign organizations.

  .  Mortgage interest paid by you.

   Payments that are not subject to information reporting are generally also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

   Privacy Act Notice. Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

   Penalties.

  (1) Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester (the person asking you to furnish your TIN), you are subject to a penalty of $50 for each failure unless your failure is due to reasonable cause and not to willful neglect.

  (2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

  (3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

  (4) Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

       For additional information contact your tax consultant or the IRS

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